Exhibit 10.2


                                   THE SECOND
                       EXECUTIVE SUPPLEMENTAL BENEFIT PLAN
                                       OF
                               ECKERD CORPORATION
                              AND ITS SUBSIDIARIES

                       (Effective as of February 4, 1996)

         ECKERD CORPORATION, a Delaware corporation, desiring to provide an income for its executives after their retirement as well as pre-retirement death benefits to beneficiaries of such executives hereby establishes this SECOND EXECUTIVE SUPPLEMENTAL BENEFIT PLAN.

         It is intended that this Plan shall be for the benefit of only those executive employees of the Company who are selected by the Board of Directors of the Company after February 3, 1996.

         1. Definitions Applicable to the Plan. The words and phrases defined below have the meanings herein set out:

                  a. "Accrued Benefit" shall mean an annual annuity commencing at age 65 and continuing for fifteen (15) years certain in an annual amount equal to the product of i. multiplied by ii.:

                      i. Twenty-five percent (25%) of the Participant's Covered Salary.

                      ii. A fraction, the numerator of which is the number of years of service with the Company and the denominator of which is 25; PROVIDED, HOWEVER, the Board of Directors, in its sole discretion, shall have the right to waive the requirements of this Subparagraph ii. and to provide an accrued benefit equal to i. above to any participant.

         For the purposes of this definition, all service and age determinations shall be computed utilizing all full calendar years and completed calendar months, and all years and months of service as an employee shall be counted.

         Notwithstanding the above, a Participant must have five (5) years of service with the Company to have an accrued benefit. The Board, in its sole discretion, shall have the right to waive the years of service requirement hereunder as to any Participant. In addition, the Board, in its sole discretion, shall have the right to include service with a business operation acquired by the Company in the determination of years of service of a Participant with the Company.

                  b. "Actuarial Equivalent" shall mean an equivalent in value, taking into account an annual effective interest rate of six percent (6%) per year compounded annually, and without taking into account any discount based on mortality tables.

                  c. "Beneficiary" shall mean the person or persons (including a trust created by a person or the estate of a person) designated by the Participant entitled to receive any benefits under this Plan upon the death of a Participant or, in the event no such person or persons are designated or survive the Participant, then the estate of the Participant.

                  d. "Board" or "Board of Directors" shall mean the Board of Directors of Eckerd Corporation or the Executive Compensation and Stock Option Committee of the Board of Directors of the Eckerd Corporation or the Executive Committee of the Board of Directors.

                  e.  "Committee"  shall  mean  the   Administrative   Committee
appointed to manage and administer the Plan in accordance with the provisions of
Section 12 of this Plan.

                  f.   "Company"   shall  mean   Eckerd   Corporation   and  its
subsidiaries.

                  g. "Covered Salary" shall mean, unless otherwise agreed between the Participant and the Company in the Plan Agreement, the midpoint (on an annualized basis) established by the Company for the Participant's Salary Grade (as defined by the personnel practices of the Company) as of the date the Participant and the Company execute the Plan Agreement and, as such midpoint may be modified, from time to time, during the Participant's employment with the Company.

                  h. "Early Retirement Date" shall be the first day of the month following the month in which a Participant who has attained the age of 55 retires with the consent of the Committee prior to his or her Normal Retirement Date. Notwithstanding the above, the Board, in its sole discretion, shall have the right to waive the age requirement for early Retirement.

                  i. "Employee" shall mean any person regularly employed full time by the Company in any capacity (including officers and directors who regularly render services to the Company as regular full time employees). Employees shall not include part-time employees, consultants or independent contractors of the Company.

                  j. "Late Retirement Date" shall be the first day of the month following the month in which a Participant retires who, with the consent of the Committee (if such consent is permissible under existing law), had remained in the employment of the Company after his or her Normal Retirement Date.

                  k. "Normal Retirement date" shall be the first day of the month following the month in which the Participant attains his or her 65th birthday.

                  l. "Participant" shall mean an Employee who is eligible to participate herein in accordance with Section 2 hereof and who has executed a Plan Agreement in the form attached hereto as Exhibit A.

                  m. "Plan" shall mean The Second Executive Supplemental Benefit Plan of Eckerd Corporation and its subsidiaries, which shall be evidenced by this instrument as amended from time to time and by each Plan Agreement.

                  n. "Plan Agreement" shall mean the form of written agreement, attached hereto as Exhibit A, which is entered into from time to time by and between the Company and a Participant. Each Plan Agreement executed by a Participant shall provide for the entire benefit to which such Participant is entitled under the Plan, and the Plan Agreement bearing the latest date shall govern such entitlement.

                  o. "Retirement" and "Retire" shall mean severance from employment with the Company on or after the Normal Retirement Date or with the consent of the Committee after the attainment of his or her Early Retirement Date.

         2. Eligibility to Participate in the Plan.

                  a. Those executive employees selected from time to time by the Board of Directors after February 3, 1996 upon the recommendation of the Committee shall be eligible to become Participants in accordance with the purposes of the Plan. As a condition of participation, each Participant so selected shall complete, execute and return to the Committee a Plan Agreement in the form attached hereto as Exhibit A and comply with such further conditions as may be established (prior to the Employee's commencement of participation) by and in the sole discretion of the Committee.

                  b.  In  the  event  that   subsequent   to   commencement   of
participation in the Plan, a Participant fails to maintain a position of employment in the Company which, in the sole discretion of the Board, qualifies for participation in the Plan, then such Participant shall cease to accrue further benefits under the Plan. Such Participant, however, shall be entitled to receive his/her Accrued Benefit at the time and in the manner provided by this Plan. If at any future time the former Participant becomes, in the sole discretion of the Board, eligible to participate in the Plan, then such Participant's Accrued Benefit shall be calculated as if the Participant had continuously been a Participant from his/her original date of participation.

         3. Benefit Upon Retirement. Upon Retirement, a Participant shall be entitled to receive the following benefit:

                  a. Normal Retirement. A Participant who Retires on his or her Normal Retirement Date shall receive an annual benefit equal to the Participant's Accrued Benefit payable in equal monthly installments for a period of fifteen (15) years commencing in the month following the month in which Participant Retires.

                  b. Early Retirement. A Participant who, with the consent of the Committee, Retires at any time after his or her Early Retirement Date and before his or her Normal Retirement Date shall receive an annual benefit equal to the Actuarial Equivalent, as determined by the Committee, of the Participant's Accrued Benefit payable in equal monthly installments for a period of fifteen (15) years, commencing on such date as may be agreed upon by the Participant and the Committee or, in the absence of such agreement, in the month following the month in which the Participant Retires; provided, however, the Participant may elect to have the annual benefit paid up to the month in which the Participant becomes eighty-one (81) years old in equal monthly installments adjusted to represent the Actuarial Equivalent of the Participant's Accrued Benefit on the basis of the number of monthly payments.

                  c. Late Retirement. A Participant who Retires on a Late Retirement Date at any time after his or her Normal Retirement Date shall receive an annual benefit equal to the Actuarial Equivalent, as determined by the Committee, of the Participant's Accrued Benefit payable in equal monthly installments for a period of fifteen (15) years commencing in the month following the month in which the Participant Retires.

                  d. Death After Retirement. if a Participant dies after retiring but before receiving the number of monthly payments provided for in the Plan, the Beneficiary shall receive the remaining payments to which the Participant would have been entitled if the Participant had lived.

         4. Disability and Termination of Employment.

                  a. Benefits in the Case of Disability.

                      i. If, in the sole opinion of the Committee, a Participant is, because of physical or mental disability, incapable of performing the duties of his regular position of employment with the Company, then the Participant shall continue to accrue years-of-service credits (as if the Participant were employed by the Company) until age 65 or commencement of benefits, if earlier. Except as provided in Paragraph 14, if the Participant ceases to be so disabled (in the sole opinion of the Committee) and returns to work at the Company in the position of employment he formerly held with the Company or in another position which, in the sole discretion of the Board, qualifies for participation in the Plan, the Participant shall again participate on the same basis as other Participants. if the Participant ceases to be so disabled and does not return to work at the Company in his former position of employment or in another position which, in the sole discretion of the board, qualified for participation in the Plan, the Participant shall be considered to have returned to work and immediately terminated employment on the date that such disability ceases.

                      ii. In the event that a participant referred to in Paragraph i. above does not qualify for or ceases to receive disability payments under the long-term disability insurance program sponsored by the Company and, in the opinion of the Committee, such Participant is or continues to be so physically or mentally disabled so as not to be capable of performing the duties of his regular position of employment with the Company, then the Committee may, in its sole discretion, authorize payment of an annual benefit equal to the Actuarial Equivalent of the Participant's Accrued Benefit. Such benefit shall be payable in equal monthly installments over a period of fifteen (15) years commencing on the first day of the month following determination of disability by the Committee or the termination of the Company sponsored long-term disability payments to the Participant, whichever last occurs. Except as hereinafter provided, such payment shall be in lieu of any other payment provided pursuant to the Plan.

                           If the Participant  ceases to be disabled and returns
to work at the Company in the position of employment he formerly held with the Company or in another position which, in the sole discretion of the Board, qualifies for participation in the Plan, the participant shall again participate on the same basis as other participants except that:

                              aa.    the    Participant    shall   not    accrue
years-of-service credits during the period the Participant received payments hereunder, and

                              bb. the payments made to such Participant pursuant
to the Plan during his/her disability shall be deducted from any award hereunder to which the Participant or his/her Beneficiary may become entitled.

                           If the Participant ceases to be disabled and does not
return to work at the Company, the Participant shall be considered to have terminated employment with the Company as of the date benefits became payable hereunder, and any payments made to such Participant pursuant to the Plan during his/her disability shall be deducted from any award to which the Participant or his/her Beneficiary may become entitled.

                  b. Termination of Employment.

                      i. Upon termination of employment (other than by death, disability or Retirement), a Participant shall be entitled to receive an annual benefit equal to his Accrued Benefit payable in equal monthly installments for a period of fifteen (15) years commencing on his Normal Retirement Date; provided, however, with the consent of the Committee, such Participant may receive benefits commencing on his or her Early Retirement Date on the same basis as any other Participant retiring early.

                      ii. If a Participant terminates employment with the Company (other than by death, disability or Retirement) and dies before commencement of benefits, in lieu of any other benefits payable hereunder, the Participant's Beneficiary shall be entitled to receive an amount equal to the Actuarial Equivalent of the Participant's Accrued Benefit payable in a lump sum. Such lump sum payment shall supersede any prior election for periodic payments made pursuant to the Plan.

         5. Obligation to Pay Benefits Hereunder. Except as required by the Jack Eckerd Corporation Benefit Plans Trust (the "Trust"), the Company shall have no obligation to fund a trust fund, escrow account or otherwise to segregate assets to guarantee, secure or assure the payment of any benefit under the Plan, but the Company may (and to the extent required by the Trust, shall) fund a nonqualified grantor trust to provide for the payment of benefits under the Plan. The establishment or funding of any such nonqualified grantor trust shall not relieve the Company of any of its obligations pursuant to the Plan, except that amounts paid to the Participants or other payees hereunder from any such trust shall be offset against the amount of payments required to be made hereunder by the Company to the Participant or other payee. To the extent that any person acquires a right to receive payments from the Company or from any trust pursuant to the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company and shall not be deemed to be a right to payment of wages for purposes of any law providing for a lien or any other priority for claims for wages. Any trust established to provide for any payments hereunder shall be subject to the claims of creditors of the Company in the event of any insolvency of the Company, and all the Company's obligations to pay benefits pursuant to the Plan shall constitute only a general and unsecured contractual liability of the Company to the participants and other payees hereunder in accordance with the terms hereof. Amounts payable hereunder, whether from such a nonqualified grantor trust or from the Company's general assets, shall be subject in all respects to claims of general creditors of the Company until actually paid over to the person(s) entitled to receive the same.

         6. Other Provisions Concerning Payment. All amounts payable during the lifetime of a Participant shall be paid directly to the Participant unless applied for the Participant's benefit in accordance with Section 9 hereof. Except as otherwise provided in this Plan, all amounts payable after the death of a Participant shall be payable to the Beneficiary or Beneficiaries in the manner designated by the Participant. If a Participant who is being paid pursuant to the normal method of payment has received any payment or payments during his or her lifetime, the number of installments payable to the Beneficiary or Beneficiaries after the Participant's death shall be reduced by the number of installments paid to such Participant. All amounts payable, whether to a living person or to the estate of a deceased person, shall be paid net after the withholding of any federal, state or local income, earnings and other taxes which might be required to be withheld from such payments.

         7. Designation of a Beneficiary. Each Participant shall specifically designate, by name, on forms provided by the Company, the Beneficiary(ies) who shall receive any benefits which might be payable after his or her death. Such designation may be made at any time satisfactory to the Company. If a Participant has not designated a Beneficiary in the manner provided above, the Participant's estate shall be the Beneficiary. A designation of a Beneficiary may be changed or revoked without the consent of the Beneficiary at any time or from time to time in such manner as may be provided by the Company, and the Company shall have no duty to notify any person designated as a Beneficiary of any change in any such designation which might affect such person's present or future rights hereunder. If the designated Beneficiary does not survive the Participant, all amounts which would have been paid to such deceased Beneficiary shall be paid to the alternative or successor Beneficiary or Beneficiaries (if any) designated by the Participant or, if the Participant has not designated any alternative or successor Beneficiary, to the estate of the deceased Participant, but, if a designated Beneficiary, having survived the Participant, dies before receiving all of the amount payable hereunder, the amount which such Beneficiary would have received had he lived to receive benefits shall be paid to the estate of such deceased Beneficiary unless a contrary direction was made by the Participant, in which event such direction shall control. Not more than five (5) persons or, if a greater number, that number of persons as shall be necessary to permit the Participant to designate as simultaneous Beneficiaries any or all of the Participant's surviving children and spouse, may be named as simultaneous Beneficiaries of any Participant at any one time, and, if two or more persons are to be simultaneous beneficiaries, or, if the Participant wishes to designate alternative, successor or contingent Beneficiaries, the Participant shall specify the shares, terms and conditions upon which amounts shall be paid to such multiple, alternative, successor or contingent Beneficiaries, all of which must be clearly stated to the satisfaction of the Committee. Any payment under this Plan which may be made to a Beneficiary after the death of a Participant shall be made only to the person (s) designated pursuant to this section by the Participant who would otherwise have been paid such amounts.

         8. Payees Presumed Competent. Every person receiving or claiming amounts payable under this Plan shall be conclusively presumed to be mentally competent and of legal age until the Company receives a written notice, in form, manner and substance acceptable to it, that any such person has been adjudged legally incompetent or is a minor or that a guardian or other person legally vested with the care of such person's estate has been appointed.

         9. Distribution to Persons Under a Legal Disability. If any amount payable hereunder is payable to a minor or other person under legal disability, the Company shall make payments thereof in one (or any combination) of the following ways, as the Committee shall determine in its sole right, but is not obligated, to insist that a legal guardian be appointed before making any payments hereunder:

                  a. directly to said minor or other person;

                  b. to the legal representatives of said minor or other person; or

                  c. to some relative or friend of said minor or other person for the support, welfare or education of such minor or other person.

                  The Company shall not be required to see to the application of any payment so made, and the receipt of the person in one of the above three categories to whom such payment is actually made shall fully discharge the Company from any further accountability or responsibility with respect to the amount so paid.

         10. Notice of Address; Lost Payees.

                  a. Every Participant shall file a notice of his or her post office address and of the post office address and Social Security number of each Beneficiary designated by him or her and of each change of any such address, in writing, with the Company. Any communication, statement or notice addressed to any such person at the latest post office address on file shall be binding upon such person for all purposes, and the Company shall not be obliged to search for or attempt to ascertain the whereabouts of any such person except as hereinafter provided, and, if a Participant fails or neglects to file such addresses, the Participant's address shall be presumed to be his or her last address on file in the personnel records of the Company, and, in the case of a person whole rights accrued through or from a Participant, his or her last address shall be presumed to be in care of the last address of such Participant on file in the personnel records of the Company.

                  b. If the Company is unable to locate any person entitled to receive a payment hereunder or the estate of any such person, if deceased, and if the Company shall make a search for such person and/or such person's estate in the manner hereinafter prescribed, the right and interest of such payee in and to the amount payable shall terminate on the last day of the one (1) year period commencing with the publication of the notice hereinafter described, and the amount so payable shall be payable to the estate of the Participant to whom such amount had originally been payable; provided, however, that, if the estate of such Participant cannot be located within an additional one (1)-year period, the unclaimed amount shall be forfeited. In its search for such payee, the Company shall mail a notice, postage prepaid, by U.S. registered or certified mail, return receipt requested and return postage guarantee, to the last known address of such payee or (if the payee is not the Participant and if the address of the payee is unknown) to such payee in care of the last known address of the Participant from whom such payee's rights are derived. If all notices sent as aforesaid are returned unclaimed or addressee unknown, the Company shall publish a notice in a newspaper having a general circulation in the same general area as the last known address of the payee stating that the Company holds an amount of payment hereunder and giving such additional information as may be reasonably calculated to come to the notice of the parties having an interest herein. The foregoing actions shall satisfy the Company's obligation to conduct a search for such payee or the estate of the Participant; provided, however, that the Company shall never be required to expend in such search an amount greater than the amount payable hereunder, and all amounts so expended shall be charged against the amounts held for payment.

         11. No Liability for Participant's Debts (Other than Indebtedness to the Company). If, at the time any benefit becomes payable hereunder, there is any indebtedness due the Company from the payee thereof, the Company (without being obligated to do so) may direct that some or all of the amounts payable to such party be applied against such indebtedness (including any interest properly payable on such indebtedness), and only the unapplied balance shall be paid to the party otherwise entitled to receive such payment. Except to the extent amounts otherwise payable are applied against indebtedness of the Participant or Beneficiary to the Company in accordance with the foregoing authority, this Plan and the amounts payable hereunder shall not, in any manner, be liable for or subject to the debts or liabilities of any payee, and no amount payable hereunder shall, at any time or in any manner, be subject to anticipation, alienation, sale, transfer, assignment, pledge or encumbrance of any kind, whether to the Company or to any other party whomsoever, and whether with or without consideration. If any payee shall attempt to, or shall, anticipate, alienate, sell, transfer, assign, pledge or otherwise encumber any amounts payable hereunder or any part thereof, or, if by reason of bankruptcy or other event, such amounts would at any time be received or enjoyed by persons other than such payee except as otherwise permitted by this Plan, the Company, in its sole discretion, may terminate such person's interest in any such amounts and hold or apply such amounts to or for the use of such person or such person's spouse, children or other dependents, or any of them, as the Company may determine.

         12. Administration. This Plan shall be administered by the Committee, which shall have full power, authority and discretion to do all things necessary or appropriate to the proper administration hereof, except that the Board shall have sole power to determine whether any Employee is entitled to participate in the Plan. The Committee's power, authority and discretion shall include, without limiting the generality of the foregoing, full power, authority and discretion to construe the Plan and the Plan Agreements and to determine all questions which may arise hereunder relating to the administration of the Plan and the Plan agreements (other than eligibility to participate in the Plan), including questions relating to the status and rights of Participant, Beneficiaries and other persons hereunder. Any rules adopted by the Committee shall be administered uniformly and applied with equal effectiveness and in a nondiscriminatory manner to all persons similarly situated. Notwithstanding any other provision hereof, the trustee of the Trust (the "Trustee") shall have the power, authority, and discretion, pursuant to and to the extent provided in the Trust, to override any determination or interpretation by the Committee, the Board or the Company affecting the rights of any Participant or Beneficiary to a benefit under the Plan. Except as provided in the next sentence, notwithstanding any other provision hereof, all power, authority and discretion vested in the Committee, the Board, or the Company under the Plan shall, on or after the date on which a Change in Control (as defined in the Trust) occurs, no longer be vested in the Company, the Board, or the Committee and instead shall be vested in the Trustee, and any matter which requires the mutual agreement of a Participant and the Company, Board or Committee shall instead require the agreement of the Participant and the Trustee. Notwithstanding the preceding sentence, following a Change in Control, the Trustee shall not be vested with the power, authority, or discretion provided by the following provisions of the Plan, which power, authority, or discretion shall remain with the same entity (whether the Board or the Committee) that exercised such power, authority, or discretion prior to the Change in Control: (i) to waive the application of the fraction set forth in subparagraph 1(a)(ii) and instead provide an accrued benefit to a Participant equal to the amount in subparagraph 1(a)(i), as provided in subparagraph 1(a)(ii); (ii) to waive the years of service requirement set forth in the final paragraph of subsection 1(a), as provided in that paragraph; (iii) to waive the age requirement for early Retirement, as provided in subsection 1(h); (iv) to consent, if such consent is permitted under existing law, to a Participant's continued employment with the Company after his or her Normal Retirement Date, as provided in subsection 1(j); (v) to determine whether a Participant is disabled, as provided in Subsection 4(a); (vi) to pay a lump sum, as provided in subsection 14(c); and (vii) to deviate from the normal methods of payment, as provided in subsection 14(d).

         13. Negation of Employment Contract. This Plan is intended to, and does, relate exclusively to benefits payable after termination of employment and does not create an employment contract. Nothing contained herein shall be deemed:

                  a. to give a Participant the right to be retained in the employ of the Company;

                  b. to interfere with the right of the Company to discharge or demote a Participant at any time;

                  c. to give the Company the right to require a Participant to remain in its employ; or

                  d. to interfere with the right of a Participant to terminate employment at any time.

         14. Modification, Amendment or Termination.

                  a. The Company reserves the absolute right to modify or amend this Plan in whole or in part, at any time and from time to time, effective as of any specified prior, current or future date, by action of the Board of Directors or its delegate; provided, however, that except as necessary to prevent this Plan from being subject to any provision of Title I, Subtitle B, Parts 2, 3 or 4 of the Employee Retirement Income Security Act of 1974, as amended, or any successor thereto, no Participant affected by any such modification or amendment shall be deprived of the right to receive any part of the Accrued Benefit he would have been entitled to receive under the terms of the Plan as in effect immediately prior to such modification or amendment if he had terminated employment with the Company on the date of such modification or amendment; and provided further that, on or after the date of a Change in Control (as defined in the Trust), the Company shall have no power to modify, amend or interpret the Plan in any manner that would result in any Participant receiving a smaller Accrued Benefit than such Participant would have received under the terms of the Plan as in effect on the day immediately preceding the date on which the Change in Control occurs.

                  b. The Company also reserves the right to terminate this Plan, in whole or in part, voluntarily as of any specified current or future date by action of the Board. This Plan shall be automatically terminated upon a dissolution of the Company (but not upon a merger, consolidation, reorganization or recapitalization of the Company if a surviving corporation therein assumes this Plan); upon the Company being legally adjudicated a bankrupt; upon the appointment of a receiver or trustee in bankruptcy with respect to the Company's assets and business if such appointment is not set aside within ninety (90) days thereafter; or upon the making by the Company of an assignment for the benefit of creditors. Upon termination of this Plan, no additional Employees shall be selected to participate herein, and no additional benefits shall be accrued hereunder. Notwithstanding the total or partial termination of this Plan, except as necessary to prevent this Plan from being subject to any provision of Title I, Subtitle B, Parts 2, 3 or 4 of the Employee Retirement Income Security Act of 1974, as amended, or any successor thereto, no Participant affected thereby shall be deprived of the right to receive any part of the Accrued Benefit he would have been entitled to receive under the terms of the Plan as in effect immediately prior to the termination of the Plan had he terminated employment with the Company on the date of such termination. Such Accrued Benefit shall be paid at the time and in the manner provided by this Plan (as in effect immediately prior to the termination) upon observance and performance of the Participant's obligations under the Plan Agreement to which the Participant is a party.

                  c. If any benefit payable hereunder becomes payable to any person, the amount thereof may, in the sole discretion of the Committee, be paid in a single lump sum, the amount of which shall be Actuarial Equivalent of the total amount of benefits thereafter payable.

                  d. In any instance in which the Committee in its sole and uncontrolled discretion believes such action to be in the best interest of the party entitled to receive any payment provided by this Plan, or to be in the best interests of the Company (such as to eliminate small account balances or to avoid the administrative inconvenience and expense which might be incurred if relatively small amounts were to be paid to multiple recipients over lengthy periods of time), amounts payable in installments pursuant to the provisions of this Plan may be paid in a single lump sum, the amount of which shall be determined in the manner provided in paragraph (c) above. It is intended by this paragraph to vest the Committee with full discretion to administer this Plan and to determine when and under what circumstances deviations which accelerate the normal method of payments of benefits are necessary, desirable or appropriate, and the Committee shall have full plenary power to authorize such deviations as regards to each payee separately, notwithstanding that one or more persons may be payees of benefits relating to the same Participant. To illustrate, the Committee shall be free to authorize a lump sum distribution to one Beneficiary of a deceased Participant, while directing that another Beneficiary of the same deceased Participant receive the amount to which he is entitled over a period of time. The Committee will normally consider the wishes of any payee who might request a deviation from the normal method of payment applicable to him, but shall not be obligated to honor any request for deviation. In any case, any payment method which deviates from the norm shall be the Actuarial Equivalent of the normal method of payment.

                  e. In the event of the death of a Participant or any Beneficiary designated by him or her, the Company need not make any payment provided for by this Plan until it shall have received proof satisfactory to it of such death and of the identity, existence and location of the party thereafter entitled to received payments under this Plan.

                  f. In making any payment or taking any action under this Plan, the Company shall be absolutely protected in relying upon any finding or statement of facts believed by it to have been signed by the proper party.

                  g. This Plan and all Participation Agreements entered into hereunder shall be construed and enforced under and in accordance with the laws of the State of Florida.

         15. Plan Agreement. Each Participant shall be entitled to benefits in accordance with this Plan and his Plan Agreement. The Plan Agreement may modify any of the terms of this Plan as it applies to the Participant. In the event of a conflict between the Plan Agreement and this Plan, the Plan Agreement shall control.

         16. Claims Procedure. In the event that benefits under this Plan are not paid to the Participant (or his Beneficiary in the case of Participant's death), and such person feels entitled to receive them, a claim shall be made in writing to the Committee within sixty (60) days from the date payments are not made. Such claim shall be reviewed by the Committee and the Board of Directors of the Company. If the claim is denied in full or in part, the Committee shall provide a written notice within ninety (90) days setting forth the specific reasons for denial, specific reference to the provisions of this Plan or the Plan Agreement upon which the denial is based and any additional material or information necessary to perfect the claim, if any. Also, such written notice shall indicate the steps to be taken if a review of the denial is desired. However, under no circumstances, shall a notification of denial which does not satisfy all of the foregoing requirements be deemed to constitute an acceptance of a claim. If the Committee does not provide the Participant (or the Beneficiary in the case that the Participant is dead) with notice of its decision within ninety (90) days, the claim shall be deemed to be denied. If a claim is denied and a review is desired, the Participant or his Beneficiary in the case of the Participant's death, shall notify the Committee in writing within sixty (60) days after receipt of either the notification or denial or the expiration of the said ninety (90) day period, whichever first occurs.

                  In requesting a review, the Participant or his Beneficiary may review this Plan or the Plan Agreement or any documents relating to it and submit any written issues and comments he or she may feel appropriate. In its sole discretion, the Committee shall then review the claim and provide a written decision within sixty (60) days. This decision, likewise, shall state the specific reasons for the decision and shall include reference to specific provisions of this Plan or the Plan Agreement on which the decision is based.


         IN WITNESS WHEREOF, ECKERD CORPORATION has caused this Amended and Restated Plan to be executed, and its corporate seal to be hereunto affixed, by its officers hereunto duly authorized, effective as of February 4, 1996.


                               ECKERD CORPORATION

                            By: /s/ Francis A. Newman
(SEAL)                                           Name:  Francis A. Newman
                                 Its: President


ATTEST:

/s/ James M. Santo
Secretary






a: exsuppl4/doc





                                   EXHIBIT "A"



                      SECOND EXECUTIVE SUPPLEMENTAL BENEFIT
                                 PLAN AGREEMENT
                                       OF
                     ECKERD CORPORATION AND ITS SUBSIDIARIES

     The undersigned executive employee ("Employee") acknowledges that as an Employee of Eckerd Corporation and its Subsidiaries ("Employer"), Employee has been offered an opportunity to participate in The Second Executive Supplemental Benefit Plan ("Plan") subject to the terms and conditions stated in the Plan, a copy of which is attached hereto and incorporated herein by reference. In the event of any inconsistencies between the provisions of this Plan Agreement and the Plan, the provisions of the Plan shall prevail.

     Employee's Covered Salary, benefits and designated beneficiary(ies) are agreed to be as follows:

1.   Employee's Covered Salary:               per annum.

2.   Years of Service as of
                                  00 YEARS; 00 MONTHS
3.   Retirement Benefit:

              a. Retirement  at age 65:               per annum  payable  in 180
                 equal monthly installments of              .

              b. Early Retirement: The Employee's Accrued Benefit (as defined in
                 Paragraph  1.a.  of  the  Plan)  reduced  in  accordance   with
                 Paragraph 3.b. of the Plan.

              c. Late  Retirement:  The benefit  payable in a. above as adjusted pursuant to Paragraph 3.c. of the Plan.

              d. Termination  Benefit: The Employee's Accrued Benefit payable as provided in Paragraph 4.c. of the Plan.

              e. Disability  Benefit.  Determined in accordance  with  Paragraph
                 4.b. of the Plan.

              f. Commencement of Retirement Benefits.  Thirty (30) days prior to
                 Employee's Normal Retirement Date or Early Retirement Date application may be made to the Committee to have such Retirement Benefits commence on the first day of the month following the Normal or Early Retirement Date.





4.   Beneficiary(ies):

              a. The  Employee  hereby  designates  as  primary  beneficiary  or beneficiaries to receive any benefits payable after the death of Employee:

Primary Beneficiary(ies):
                                                               Address &
Name              Share            Relationship          Social Security Number












              b. The  Employee  designates  the  following  person or persons as successor beneficiary or beneficiaries to receive any benefits payable after the death of Employee and the primary beneficiary(ies):

Successor Beneficiary(ies):
                                                               Address &
Name              Share            Relationship          Social Security Number








5. The Employee has read this Plan Agreement and the Plan and is aware of and accepts the terms and conditions set forth in each document. In particular, Employee understands that the benefits payable pursuant to the Plan and the Plan Agreement are unsecured contractual obligations of the Employer and the Employer has no obligation whatsoever to set aside funds in advance for the payment of benefits hereunder.






     IN WITNESS  WHEREOF  the  parties  hereto  have  hereunto  set their  hands
effective as of the          day of                 ,       .

                                            EMPLOYER:

                                            ECKERD CORPORATION AND
                                            ITS SUBSIDIARIES
ATTEST:

- - ------------------------                    By:
                                               -------------------------
                                            TITLE:
                                                  ----------------------

WITNESS:                                    EMPLOYEE:



- - -----------------------                     ----------------------------
                                            Signature

                                            ----------------------------
                                            Type or Print Name

                                            ----------------------------

                                            ----------------------------
                                            Address of Employee